                                                                   EXHIBIT 10.37


                               AMENDMENT NO. 3 TO
                   AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

         This Amendment No. 3 to Amended and Restated Shareholders Agreement (this "Amendment") is entered into as of the 16th day of November, 2000, by and among Array BioPharma Inc., a Delaware corporation (the "Company") and each of those persons listed on the signature pages hereto as either "Investors", "Founders" or "Holders".

                                    RECITALS

A. The Company, the Founders and certain Investors and Holders previously entered into that certain Amended and Restated Shareholders Agreement, dated as of November 16, 1999 (as amended heretofore, the "Shareholders Agreement"). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to them in the Shareholders Agreement.

B. The Company, Investors, Founders and Holders desire to amend the Shareholders Agreement as provided herein.

         Now, Therefore, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree that the Shareholders Agreement shall be amended as follows:

                                    AMENDMENT

1. In Section 1 of the Shareholders Agreement, the definition of "Qualifying IPO" shall be amended in its entirety to read as follows:

                   "Qualifying IPO" shall mean an initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act at a price per share of at least $7.00 and resulting in at least $20 million of gross proceeds (before underwriting discounts and commissions).

                                  MISCELLANEOUS

1. Interpretation. The parties intend that the Shareholders Agreement will terminate upon a Qualifying IPO, as provided in Section 7.11 of the Shareholders Agreement.

2 . Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.


                                  * * * * * * *

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Amended and Restated Shareholders Agreement as of the date first above written.


COMPANY:                                FOUNDERS:
                                        /s/ DAVID SNITHMAN
ARRAY BIOPHARMA INC.                    ----------------------------------------
                                        DAVID SNITMAN, PH.D.
By: /s/ ROBERT CONWAY
    --------------------------------    /s/ KEVIN KOCH
     Robert Conway, Chief Executive     ----------------------------------------
     Officer                            KEVIN KOCH, PH.D.

                                        /s/ ANTHONY D. PISCOPIO
                                        ----------------------------------------
                                        ANTHONY D. PISCOPIO, PH.D.

                                        /s/ K.C. NICOLAOU
                                        ----------------------------------------
                                        K.C. NICOLAOU, PH.D.


                                        INVESTORS:

                                        FRAZIER HEALTHCARE II, L.P.

                                        By: /s/ ROBERT W. OVERELL
                                            ------------------------------------
                                        Name: ROBERT W. OVERELL
                                              ----------------------------------
                                        Title: General Partner
                                               ---------------------------------

                                        ARCH VENTURE FUND III, L.P.
                                        By:  Arch Venture Partners, LLC, its
                                             General Partner

                                        By: /s/ ROBERT NELSON
                                            ------------------------------------
                                        Name: ROBERT NELSON
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                        ROVENT II LIMITED PARTNERSHIP
                                        By: Advent International Limited
                                            Partnership, its General Partner
                                        By: Advent International Corporation,
                                            its General Partner

                                        By:  /s/ JASON FISHERMAN
                                            ------------------------------------
                                        Name:    Jason Fisherman
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                        MITSUI & CO. (U.S.A.), INC.

                                        By:   /s/ YOICHIRO ENDO
                                            ------------------------------------
                                        Name:     Yoichiro Endo
                                              ----------------------------------
                                        Title:    General Manager
                                               ---------------------------------

                                        FALCON TECHNOLOGY PARTNERS, L.P.

                                        By:  /s/ JAMES L. RATHMAN
                                            ------------------------------------
                                            James L. Rathmann, General Partner

                                        BOULDER VENTURES II, L.P.

                                        By:  /s/ KYLE LEFKOFF
                                            ------------------------------------
                                            Kyle Lefkoff, General Partner

                                        BOULDER VENTURES II, ANNEX L.P.

                                        By:  /s/ KYLE LEFKOFF
                                            ------------------------------------
                                            Kyle Lefkoff, General Partner

                                        THE CARUTHERS FAMILY, L.L.C.

                                        By:
                                            ------------------------------------
                                            Marvin H. Caruthers, Ph.D., Manager

                                        ----------------------------------------
                                        FRANK A. BONSAL, JR.

                                        ----------------------------------------
                                        RICHARD J. DALY

                                        /s/ MICHAEL CARRUTHERS
                                        ----------------------------------------
                                        MICHAEL CARRUTHERS

                                        /s/ CHRISTOPHER D. OZEROFF
                                        ----------------------------------------
                                        CHRISTOPHER D. OZEROFF

                                        /s/ THERESA KOCH
                                        ----------------------------------------
                                        THERESA KOCH

                                        /s/ WILLIAM R. ROBERTS
                                        ----------------------------------------
                                        WILLIAM R. ROBERTS

                                        ----------------------------------------
                                        KIRBY L. CRAMER

                                        ----------------------------------------
                                        JOSEPH LEFKOFF

                                        VECTOR LATER-STAGE EQUITY FUND II, L.P.
                                        By:  Vector Fund Management II, L.L.C.,
                                             its General Partner

                                        By: /s/ BARCLAY A. PHILLIPS
                                            ------------------------------------
                                        Name: Barclay A. Phillips
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                         VECTOR LATER-STAGE EQUITY FUND II
                                           (Q.P.), L.P.
                                         By:  Vector Fund Management II, L.L.C.,
                                              its General Partner

                                        By: /s/ BARCLAY A. PHILLIPS
                                            ------------------------------------
                                        Name: Barclay A. Phillips
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------

                                        MOSAIX VENTURES, LP
                                        By:  Mosaix Ventures Management, LLC,
                                             its General Partner

                                        By: /s/ RANJAN LAL
                                            ------------------------------------
                                            Ranjan Lal, Managing Partner

                                        HOLDERS:
                                        /s/ FRANCIS J. BULLOCK
                                        ----------------------------------------
                                        FRANCIS J. BULLOCK

                                        /s/ CHAN KOU HWANG
                                        ----------------------------------------
                                        CHAN KOU HWANG

                                        ----------------------------------------
                                        KEITH L. TIMM

                                        ----------------------------------------
                                        CHANG RAO

                                        /s/ THOMAS J. ZAMBORELLI
                                        ----------------------------------------
                                        THOMAS J. ZAMBORELLI

                                        ----------------------------------------
                                        EILEEN P. JOSEY

                                        /s/ ADAM COOK
                                        ----------------------------------------
                                        ADAM COOK

                                        /s/ JOHN GAUDINO
                                        ----------------------------------------
                                        JOHN GAUDINO

                                        /s/ ZACHARY JONES
                                        ----------------------------------------
                                        ZACHARY JONES

                                        ----------------------------------------
                                        CATHERINE A. TARLETON

                                        /s/ EUGENE TARLTON
                                        ----------------------------------------
                                        EUGENE TARLTON

                                        /s/ YONGXIN HAN
                                        ----------------------------------------
                                        YONGXIN HAN

                                        /s/ GUY P.A. VIGERS
                                        ----------------------------------------
                                        GUY P.A. VIGERS

                                        /s/ HONGMEI HUANG
                                        ----------------------------------------
                                        HONGMEI HUANG

                                        /s/ BRADLEY J. NEWHOUSE
                                        ----------------------------------------
                                        BRADLEY J. NEWHOUSE

                                        ----------------------------------------
                                        JULIA F. KENDALL

                                        ----------------------------------------
                                        ROBERT J. KAUS

                                        /s/ GREGORY F. MIKNIS
                                        ----------------------------------------
                                        GREGORY F. MIKNIS

                                        /s/ JEFFERY D. YINGLING
                                        ----------------------------------------
                                        JEFFERY D. YINGLING

                                        ----------------------------------------
                                        COURTNEY PAYNE

                                        ----------------------------------------
                                        BARBARA BRANDHUBER

                                        ----------------------------------------
                                        ERIK HEDL

                                        ----------------------------------------
                                        JILL K. FARSON

                                        /s/ ROBERT E. CONWAY
                                        ----------------------------------------
                                        ROBERT E. CONWAY

                                        ----------------------------------------
                                        SUSAN BAKER

                                        /s/ ALAN FLORJANCIC
                                        ----------------------------------------
                                        ALAN FLORJANCIC

                                        ----------------------------------------
                                        PATRICIA A. KOCH

                                        ----------------------------------------
                                        GRETCHEN K. LUPINACCI

                                        ----------------------------------------
                                        ROSEMARIE POCHINTESTA

                                        ----------------------------------------
                                        RICHARD POCHINTESTA

                                        ----------------------------------------
                                        RICHARD POCHINTESTA, JR.

                                        ----------------------------------------
                                        GEOFF CARRUTHERS

                                        ----------------------------------------
                                        RICHARD CARRUTHERS

                                        ----------------------------------------
                                        KAREN CARRUTHERS

                                        ----------------------------------------
                                        ROBERT CARRUTHERS

                                        ----------------------------------------
                                        JERI CARRUTHERS

                                        /s/ LAURENCE E. BURGESS
                                        ----------------------------------------
                                        LAURENCE E. BURGESS

                                        /s/ GEORGE LEWIS
                                        ----------------------------------------
                                        GEORGE LEWIS

                                        /s/ MARK MUNSON
                                        ----------------------------------------
                                        MARK MUNSON

                                        /s/ JOHN A. JOSEY
                                        ----------------------------------------
                                        JOHN A. JOSEY

                                        /s/ CONRAD W. HUMMEL
                                        ----------------------------------------
                                        CONRAD W. HUMMEL

                                        ----------------------------------------
                                        MEG HUMMEL

                                        ----------------------------------------
                                        KATHY HALM

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                                        /s/ GRAY HINGORANI
                                        ----------------------------------------
                                        GARY HINGORANI

                                        /s/ JOANNA MONEY
                                        ----------------------------------------
                                        JOANNA MONEY

                                        ----------------------------------------
                                        CAROLYN CONWAY AS CUSTODIAN FOR
                                        WILLIAM E. CONWAY

                                        ----------------------------------------
                                        CAROLYN CONWAY AS CUSTODIAN FOR
                                        RACHEL E. CONWAY

                                        ----------------------------------------
                                        CATHLEEN M. DEL POLITO

                                        ----------------------------------------
                                        ETHEL M. AND DAVID C. HURD

                                        ----------------------------------------
                                        JANICE CLEVELAND

                                        ----------------------------------------
                                        BERTIE HOVDE

                                        ----------------------------------------
                                        JUDY LEWIS

                                        ----------------------------------------
                                        DIANE THYNES

                                        ----------------------------------------
                                        JEAN VISKER

                                        ----------------------------------------
                                        CAROL WENDEL

                                        ALISON TATE LEWIS TRUST

                                        By: /s/ ALAN MITCHELL, TRUSTEE
                                            ------------------------------------

                                        TESS FRANCESCA LEWIS TRUST

                                        By: /s/ ALAN MITCHELL TRUSTEE
                                            ------------------------------------

                                        ----------------------------------------
                                        JEANIE HENDRIXSON

                                        ----------------------------------------
                                        APRIL KENNEDY

                                        ----------------------------------------
                                        W. ROBIN BASS

                                        ----------------------------------------
                                        RONALD BASS

                                        /s/ RONALD EVANS
                                        ----------------------------------------
                                        RONALD EVANS

                                        /s/ JOEL BOYMEL
                                        ----------------------------------------
                                        JOEL BOYMEL

                                        /s/ STEPHEN SCHLACTER
                                        ----------------------------------------
                                        STEPHEN SCHLACTER

                                        ----------------------------------------
                                        KEVIN ASH

                                        THE KOCH FAMILY TRUST

                                        By: /s/ DORI POCHINTESTA
                                            ------------------------------------
                                        as Trustee
                                        ----------------------------------------
                                        Print Name:  Dori Pochintesta
                                                     ---------------------------